Exhibit 10.2
Third Amendment to Tissue Recovery Agreement between Osteotech, Inc. and
Community Blood Center d/b/a Community Tissue Services
     This Third Amendment to Tissue Recovery Agreement (“Amendment”) is entered into as of the 14th day of May, 2007 (the “Amendment Effective Date”), by and between Community Blood Center, an Ohio not-for-profit corporation also doing business as Community Tissue Services (“CTS”), and Osteotech, Inc. (“OTI”), a Delaware corporation.
RECITALS
1. OTI and CTS entered into a Tissue Recovery Agreement (“Agreement”) dated as of March 1, 2006, as amended by the First and Second Amendments to Tissue Recovery Agreement, dated February 14, 2007 and May 14, 2007, respectively (as amended, the “Agreement”).
2. OTI and CTS now desire to amend the Agreement.
NOW, THEREFORE, for and in consideration of the premises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, OTI and CTS hereby agree that the Agreement is hereby amended as follows:
1.	Section 1.1.1(a) of the Agreement is hereby amended to add CTS will provide to OTI ****** recovered with Bone Tissue ****** provided by CTS to OTI.

2.	Exhibit C, Tissue Reimbursement Fee Schedule, is hereby amended to add a fee of $*** for ****** provided to OTI.
     IN WITNESS WHEREOF, the parties have hereunto set their hands as of the Amendment Effective Date.

Osteotech, Inc.			Community Blood Center d/b/a Community Tissue Services

By:		/s/ Sam Owusu-Akyaw	By:		/s/ Julia M. Belden

	Name:	Sam Owusu-Akyaw		Name:	Julia M. Belden
	Title:	Chief Executive Officer		Title:	Chief Financial Officer